UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 14, 2012

OMEGA HEALTHCARE INVESTORS, INC.
(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 International Circle
 Suite 3500
Hunt Valley, Maryland 21030
(Address of principal executive offices / Zip Code)

(410) 427-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act.

EXPLANATORY NOTE: This Form 8-K is filed solely to provide the exhibits identified below for incorporation by reference into the registrant’s Form S-3 Registration Statement (File No. 333-179795) in connection with the registrant’s at-the-market offering described in the prospectus supplement filed concurrently with this Form 8-K.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description
5.1	Opinion of Bryan Cave LLP regarding the legality of the Common Stock offered pursuant to the prospectus supplement filed concurrently herewith.

23.1	Consent of Bryan Cave LLP (contained in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated: March 14, 2012	By:	/s/ Robert O. Stephenson
Robert O. Stephenson
Chief Financial Officer